UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under Rule 14a-12

5&2 Studios, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

5&2 STUDIOS, INC.
8291 Baucum Road
Midlothian, TX 76065
(833) 924-6736
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
TIME AND DATE:	1:00 p.m., Eastern Standard Time, on December 13, 2024
PLACE:
The Annual Stockholders Meeting will be held virtually via the Internet at a virtual audio web conference at: https://events.zoom.us/ej/An3SKUDfKVNZOOQCAsnrpfeLhtf8ez94_3JKwe-MZMJM31AvuTR-~A0GpYAGu3f_SWa9n-RE0FXVEEv_LfbfjN-GOso1uW0Mgt0w8u7-lNaIeefWZA.

You will not be able to attend the Annual Stockholders Meeting at a physical location.
ITEMS OF BUSINESS:
1.
To elect six directors.

2.
To ratify appointment of the Company’s independent registered public accounting firm.

3.
To transact other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record as of the close of business on November 5, 2024.
PROXY VOTING:	You can vote either live via the Internet at the Annual Stockholders Meeting, or by proxy without attending the meeting. See details under the heading “How do I Vote?”
The Notice of Annual Meeting of Stockholders and Proxy Statement and the Fiscal Year 2023 Annual Report are available at https://gifts.thechosen.tv/pages/investor-overview
BY ORDER OF THE BOARD OF DIRECTORS
David Stidham
Corporate Secretary

5&2 STUDIOS, INC.
8291 Baucum Road
Midlothian, TX 76065
(833) 924-6736

PROXY STATEMENT

GENERAL INFORMATION
Introduction
This Proxy Statement is furnished to the stockholders of record of 5&2 Studios, Inc., a Delaware corporation (the “Company” or “5&2”), as of the close of business on November 5, 2024, in connection with the solicitation, by the Company’s Board of Directors (the “Board of Directors”, or the “Board”), of proxies for use in voting at the Company’s 2024 Virtual Annual Meeting of Stockholders (the “Annual Stockholders Meeting”). The Annual Stockholders Meeting will be held on December 13, 2024 at 1:00 p.m., Eastern Standard Time. The Company is planning to hold the Annual Stockholders Meeting virtually via the Internet, at: https://events.zoom.us/ej/An3SKUDfKVNZOOQCAsnrpfeLhtf8ez94_3JKwe-MZMJM31AvuTR-~A0Gp YAGu3f_SWa9n-RE0FXVEEv_LfbfjN-GOso1uW0Mgt0w8u7-lNaIeefWZA.
The shares of the Company’s Series A common stock, par value $0.001 per share (“Series A Common Stock”), and Series B common stock, par value $0.001 per share (“Series B Common Stock”), present at the Annual Stockholders Meeting or represented by the proxies received by telephone, Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Stockholders Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about November 8, 2024.
Solicitation and Voting Procedures
This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Stockholders Meeting. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.
The close of business on November 5, 2024 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Series A Common Stock and Series B Common Stock entitled to notice of, and to vote at, the Annual Stockholders Meeting. As of the close of business on the Record Date, the Company had 12,545,015 shares outstanding and entitled to vote at the Annual Stockholders Meeting, consisting of 6,950,000 shares of Series A Common Stock and 5,595,015 shares of Series B Common Stock.
Stockholders are entitled to ten (10) votes for each share of Series A Common Stock held by them and one (1) vote for each share of Series B Common Stock held by them. The holders of Series A Common Stock and Series B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on November 5, 2024, will be entitled to vote at the Annual Stockholders Meeting.
Stockholder of Record: Shares Registered in Your Name
If on November 5, 2024, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote electronically by internet before or at the virtual Annual Meeting. Before the virtual Annual Meeting, you may also vote by telephone or mail. Voting directions are summarized below. Whether or not you plan to attend the virtual Annual Stockholders Meeting, we urge you to submit a proxy in advance of the meeting to ensure your vote is counted. You may still attend the virtual Annual Stockholders Meeting and vote at the Annual Stockholders Meeting even if you have already submitted a proxy to vote
How do I Vote?
You can vote either electronically via the Internet at the Annual Stockholders Meeting, or by proxy without attending the meeting.
If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Stockholders Meeting.
Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are three convenient methods for holders of record to direct their vote by proxy without attending the Annual Stockholders Meeting: via telephone, on the Internet or by mail. To vote by telephone, call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. To vote by Internet, visit “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Stockholders Meeting live via the Internet and voting by electronic ballot.
All shares for which a proxy has been duly executed and delivered (by telephone, Internet, or mail) and not properly revoked prior to the meeting will be voted at the Annual Stockholders Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Stockholders Meeting for consideration and if you have voted your shares by telephone, Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Stockholders Meeting.
How Can I Change My Vote?
A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Stockholders Meeting by delivering to the Company (to the attention of David Stidham, Esq., Corporate Secretary), 8291 Baucum Road, Midlothian, TX 76065, a written notice of revocation or by executing a later-dated proxy by telephone, Internet or mail, or by attending the Annual Stockholders Meeting and casting your vote via the Internet as set forth above.
If your shares are held in the name of a nominee, you must obtain a proxy executed in your favor from the holder of record (that is, such nominee) to be able to vote at the Annual Stockholders Meeting.
Quorum and Vote Required
The presence at the Annual Stockholders Meeting of a majority of the voting power of outstanding Series A Common Stock and Series B Common Stock (voting together as a single class), either live via the Internet or by proxy, will constitute a quorum for the transaction of business at the Annual Stockholders Meeting. Abstention votes will be counted as present or represented at the Annual Stockholders Meeting for purposes of determining whether a quorum exists.
The affirmative vote of a majority of the shares of stock present or represented by proxy at the Annual Stockholders Meeting will be required for the approval of the election of any director (Proposal No. 1). This means that each must receive a number of “for” votes representing a majority of the votes cast at the meeting, whether in person or by proxy. Abstentions are not counted as votes “for” or “against” a director nominee.

How Many Votes Are Required to Approve Other Matters?
Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the shares of stock present or represented by proxy at the Annual Stockholders Meeting and entitled to vote will be required for other matters that may properly come before the meeting.
Stockholders Sharing the Same Address
We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact David Stidham, Esq., Corporate Secretary, 5&2 Studios, Inc., 8291 Baucum Road, Midlothian, TX 76065, or by email at annualmeeting@thechosen.tv and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.
References to Fiscal Years
The Company’s fiscal year ends on December 31st of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal Year 2023 refers to the fiscal year ended December 31, 2023).
CORPORATE GOVERNANCE
Introduction
The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended.
The Company has adopted a Code of Business Conduct and Ethics, the full text of which is available for your review in the Governance section of our website at https://gifts.thechosen.tv/pages/governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.
Director Independence
Our Board of Directors currently consists of six (6) members. Our board of directors has determined that four (4) members of the Board, Cris Doornbos, Matt Rearden, Brooke Asiatico and David Bagheri, are “independent directors” as defined in the listing standards of the Nasdaq Stock Market LLC and applicable SEC rules. James Bisenius also served as an independent director until his resignation from the Board of Directors in May 2024. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. In making the determinations as to the independence of our directors, our Board of Directors reviewed and discussed information provided by the directors and the Company with regard to each director’s relationships as they may relate to the Company and its management.
BOARD OF DIRECTORS AND COMMITTEES
Board of Directors
In February 2018, each of Derral Eves and Dallas Jenkins was elected as a director and continues to serve as a director. In December 2022, each of Cris Doornbos, Matt Rearden, Brook Asiatico and David Bagheri was elected as a director and continues to serve as a director. James Bisenius also served as a director from December 2022 – May 2024.

Upon recommendation of the Board of Directors, the Board of Directors nominated Derral Eves, Dallas Jenkins, Brooke Asiatico, Cris Doornbos, Matt Rearden, and David Bagheri for election as a director.
The Board of Directors held 15 meetings in Fiscal Year 2023. In Fiscal Year 2023, each of the directors attended or participated in 88.9% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.
Directors are encouraged to attend the Company’s annual meeting of stockholders, via video link.
Board of Directors Leadership Structure and Risk Oversight Role
Dallas Jenkins, our Chairman of the Board, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the optimal Board leadership structure may vary as circumstances warrant.
The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. With the oversight of the full Board of Directors, the Company’s management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy to itself that the risk management process implemented by management is adequate and functioning as designed.
The Finance and Audit Committee oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis and as is otherwise needed. The Finance and Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations and security risks.
Stockholder Communications
Stockholders may contact the Board of Directors or individual members of the Board of Directors by writing to them in care of the Corporate Secretary, 5&2 Studios, Inc., 8291 Baucum Road, Midlothian, TX 76065. The Corporate Secretary will forward all correspondence received to the Board of Directors or the applicable director from time to time.
Prohibition on Short Sales and Hedging
The Board of Directors has not adopted a policy prohibiting directors, officers, employees, and consultants of the Company and its subsidiaries from entering into transactions involving short sales, hedging, or other monetization transactions that have the effect of permitting such persons to continue to own the Company’s securities without bearing the full risks and rewards of such ownership. The Board of Directors has determined that such a policy is unnecessary as the Company’s securities are not listed on any exchange, and are therefore not traded.
Board Committees
The Board of Directors has established an Finance and Audit Committee, and an Executive Committee.
The Finance and Audit Committee
The Finance and Audit Committee currently consists of Dallas Jenkins (ex-officio), Cris Doornbos, Brooke Asiatico (Chair), Derral Eves, and Matt Rearden. The Finance and Audit Committee operates under a written Finance and Audit Committee charter adopted by the Board of Directors. The principal duties of the Finance and Audit Committee under its written charter include: (i) responsibilities associated with our external and internal audit staffing and planning; (ii) accounting and financial reporting issues associated with our financial statements and filings with the SEC; (iii) financial and accounting organization and internal controls; and (iv) auditor independence and approval of non-audit services. A copy of the Finance and Audit

Committee charter is available at https://gifts.thechosen.tv/pages/governance. The Finance and Audit Committee held three meetings during Fiscal Year 2023.
The Nominating and Governance Committee
The Company does not currently have a Nominating and Governance Committee. Instead, the Board of Directors as a whole is responsible for identifying and nominating qualified individuals to the Board of Directors. Since our formation, we have relied upon the personal relationships of our officers and directors to attract individuals to our Board of Directors. This is appropriate, in the opinion of the Board of Directors, as The Chosen Productions, LLC holds over 50% of the Company’s Common Stock and controls the election of directors.
The Board of Directors considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.
The Board of Directors identifies candidates based on the following criteria:
•
judgment, character, expertise, skills and knowledge useful to the oversight of the Company’s business;

•
diversity of viewpoints, backgrounds and experiences;

•
business or other relevant experience; and

•
the extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other Board members will build a Board that is effective, collegial and responsive to the needs of the Company.

The Board of Directors has not adopted a policy regarding the handling of any potential recommendation of director candidates by stockholders, including the procedures to be followed. The Board of Directors has not considered or adopted any such policies, as the Company has never received a recommendation from any stockholder for any candidate to serve on the Board of Directors. Given the size and capitalization of the Company, we do not anticipate that any of our stockholders will make such a recommendation in the near future.
The Executive Committee
Under current management practices, the Executive Committee is responsible to the Board of Directors for ensuring the long-term development of the Company’s strategic planning and providing periodic updates on substantive issues from management. In this role, the Executive Committee reviews, discusses and, when appropriate, advises or recommends action to the Board of Directors on important and substantive issues and proposals referred to it, including from management, the Finance and Audit Committee, and other special project groups. The Executive Committee operates under a written charter adopted by the Board of Directors, and currently consists of Cris Doornbos, Derral Eves, Dave Bagheri, and Matt Rearden. A copy of the Executive Committee charter is available at https://gifts.thechosen.tv/pages/governance. The Executive Committee held three meetings during Fiscal Year 2023, and all significant management decisions requiring action by the Board of Directors were considered and acted upon by the full Board.
The Compensation Committee
The Compensation Committee, which was merged into the Executive Committee on June 22, 2024 consisted of Dave Bagheri (Chair), Cris Doornbos, and James Bisenius (prior to his resignation from the Board of Directors in May 2024). The Compensation Committee was responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s incentive plans and recommending to the Board of Directors the nature and amount of the compensation for Board members as deemed appropriate. The Compensation Committee conferred with the Company’s executive officers when making the above determinations. The role of the Compensation Committee in evaluating compensation arrangements and the performance of the executive officers of the Company has now been taken over by the Executive Committee. The Compensation Committee held five meetings during Fiscal Year 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets out certain information with respect to the beneficial ownership of the voting securities of the company, as of December 31, 2023, for:
•
Each person who we know beneficially owns more than five percent of any class of our voting securities.

•
Each of our director and director nominees.

•
Each of our executive officers.

•
All of our directors, director nominees and executive officers as a group.

As of December 31, 2023, we had 6,950,000 shares of Series A Common Stock and 5,595,015 shares of Series B Common Stock issued and outstanding. The Chosen Productions, LLC, our controlling shareholder, controls the Company through the ownership of all of our Series A Common Stock and, therefore, approximately 55% of the Company’s outstanding common stock. In addition, our Series A Common Stock are entitled to 10 votes per share and our Series B Common Stock are entitled to one vote per share, resulting in The Chosen Productions, LLC controlling 92.5% of our voting power. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all securities that they beneficially own, subject to applicable community property laws.
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Directors and Officers
Derral Eves(2)	6,950,000	55%
Dallas Jenkins	—	—%
JD Larsen	—	—%
Bradley Pelo	—	—%
David Stidham	—	—
Kyle Young	—	—
Cris Doornbos	—	—
Matt Rearden	—	—
Brooke Asiatico	—	—
David Bagheri	—	—
All officers and directors as a group (14 individuals)	6,950,000	55%
Greater than 5% Holders
The Chosen Productions, LLC(2)(3)	6,950,000	55%

*
Less than one percent.

(1)
Unless otherwise indicated, the business address of each of the following entities or individuals is c/o 5&2 Studios, Inc., 8291 Baucum Road, Midlothian, TX 76065.

(2)
The Chosen Productions, LLC is the record holder of the securities reported herein. Derral Eves, our Chief Strategy Officer, is the managing member of The Chosen Productions, LLC. By virtue of this relationship, Mr. Eves may be deemed to share beneficial ownership of the securities held of record by The Chosen Productions, LLC. Mr. Eves disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(3)
Derral Eves, our Chief Strategy Officer, and Dallas Jenkins, our Chief Creative Officer, are members of The Chosen Productions, LLC and, as such, have an indirect interest in the securities held by The Chosen Productions, LLC to the extent of their respective membership interests in The Chosen Productions, LLC. Each of Mr. Eves and Mr. Jenkins disclaims any beneficial ownership of any securities held by The Chosen Productions, LLC.

Certain Relationships and Related Transactions, Conflict of Interest Policy
Certain Relationships and Related Transactions
From time to time the Company may engage in transactions with related persons. Related persons are defined as any director or officer of the Company; any person who is the beneficial owner of 10% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promotor of the Company; any immediate family member of any of the foregoing persons or an entity controlled by any such person or persons.
The Company has entered into various agreements with Dallas Jenkins and his spouse to write various books related to the Company’s productions. They receive a percentage of sales for each book. In total, the amount paid and accrued for writer fees and book royalties was $514,474 as of December 31, 2023.
Conflict of Interest Policy
The Board of Directors has adopted a conflict of interest policy applicable to all directors, officers, and employees of our company and our subsidiaries. The conflict of interest policy provides that a committee of independent members of the board of directors may, among other things, cause any officer or director who has a direct or indirect interest in a transaction to recuse him or herself from the consideration of such transaction and, to the extent necessary, the committee may retain appropriately qualified, non-conflicted personnel to advise the Company in connection with such transaction. Additionally, the conflict of interest policy requires that each director and executive officer annually sign a statement which affirms that such person has agreed to comply with the policy.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons beneficially holding more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC. Our executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
Specific due dates for these reports have been established and we are required to identify those persons who failed to timely file these reports. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and owners holding greater than 10% of our common stock did not file the required reports in a timely manner during the fiscal year ended December 31, 2023.
EXECUTIVE COMPENSATION
Summary Compensation Table
This section describes the material elements of the compensation awarded to, earned by, or paid to our President, Brad Pelo, and our two other most highly compensated executive officers, for the years ended December 31, 2023 and 2022.
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonqualified deferred compensation Earnings ($)	All other compensation ($)	Total ($)
Derral Eves, Chief Strategy Officer	2022	350,000	350,000	—	—	—	—	700,000
	2023	400,000	250,000	—	—	—	$62,500(1)	712,500
Dallas Jenkins, Chief Creative Officer(1)	2022	400,000	440,000	—	—	—	269,178(2)	1,109,178
	2023	600,000	450,000	—	—	—	576,974(2)(3)	1,626,974
Brad Pelo, President	2022	350,000	306,250	—	—	—	—	656,250
	2023	500,000	375,000	—	—	—	—	875,000

(1)
Included in all other compensation are payments of $62,500 made to Derral Eves for his service as a Director of the Company.

(2)
Included in all other compensation are payments made to companies owned by Dallas Jenkins and his spouse for various agreements to write various books related to the Company’s productions.

(3)
Included in all other compensation are payments of $62,500 made to Dallas Jenkins for his service as a Director of the Company.

Principal Elements of Compensation
The compensation of the Company’s executive officers comprises of the following major elements: (a) base salary; and (b) an annual, discretionary cash bonus. These principal elements of compensation are described below.
Base Salaries
Base salary is provided as a fixed source of compensation for our executive officers. Adjustments to base salaries will be reviewed annually and as warranted throughout the year to reflect promotions or other changes in the scope of breadth of an executive officer’s role or responsibilities, as well as to maintain market competitiveness.
Annual Bonuses
Annual bonuses may be awarded based on qualitative and quantitative performance standards and will reward performance of our executive officers individually. The determination of an executive officer’s performance may vary from year to year depending on economic conditions and may be based on measures such as the meeting of financial targets against budget as well as certain other quantitative and qualitative measures such as worldwide distribution objectives in support of the Company’s stated objective to reach a worldwide audience.
Outstanding Equity Awards at Fiscal Year-End
There are no outstanding equity awards.
Long-Term Incentive Plans
There are no arrangements or plans in which we provide pension, retirement or similar benefits.
DIRECTOR COMPENSATION
Non-Employee Director Compensation Table
This section describes the material elements of the compensation awarded to, earned by, or paid to our Directors, for the year ended December 31, 2023.
Name	Fees earned or paid in cash(1) ($)	Stock awards ($)	Option awards ($)	Non-equity Incentive plan ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Cris Doornbos	62,500	—	—	—	—	—	62,500
Matt Rearden	62,500	—	—	—	—	—	62,500
Brooke Asiatico	62,500	—	—	—	—	—	62,500
David Bagheri	62,500	—	—	—	—	—	62,500
James Bisenius	62,500	—	—	—	—	—	62,500

(1)
Amounts represent cash compensation earned by our Directors during 2023 in connection with their Board service including any service on committees or service in connection with special committees established by the Board.

Principal Elements of Compensation
The compensation paid to the Company’s Directors is comprised solely of Cash Compensation. Additional detail as to Director compensation is provided below.
Cash Compensation
The Director compensation program for 2023 provided that all Directors would receive an annual base fee for service on the Board of $62,500. No additional compensation is paid to our Directors for service on any subcommittees of the Board. No other forms of compensation were provided to our Directors in Fiscal Year 2023.
Employee Directors
Employee Directors receive the same compensation as non-employee Directors in connection with their board service. There were two employee Directors in 2023, Dallas Jenkins and Derral Eves, our Chief Creative Officer and Chief Strategy Officer, respectively. For a summary of Mr. Jenkin’s and Mr. Eves’s compensation as named executive officers, see the Summary Compensation Table.

PROPOSALS REQUIRING YOUR VOTE
PROPOSAL NO. 1
ELECTION OF DIRECTORS
Pursuant to the Company’s Certificate of Incorporation, the authorized number of members of the Board of Directors will be set by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at 7. There are currently six directors on the Board of Directors: Derral Eves, Dallas Jenkins, Cris Doornbos, Matt Rearden, Brook Asiatico and David Bagheri, with one vacancy.
The nominees to the Board of Directors are Derral Eves, Dallas Jenkins, Brooke Asiatico, Cris Doornbos, Matt Rearden, and David Bagheri, each of whom has consented to be named in this Proxy Statement and to serve if elected. Brief biographical information about the nominees for directors is furnished below.
Each of these director nominees is standing for election until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. A majority of the votes cast at the Annual Stockholders Meeting shall elect each director. Stockholders may not vote for more than 6 persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Board of Directors considered when determining that each nominee should serve as a director.
Biographical Information of Director Nominees
Derral Eves
Derral Eves is our Chief Strategy Officer and a member of our Board of Directors. Since January 2006, Mr. Eves has served as the Chief Executive Officer of Creatus, LLC. Mr. Eves is the creator of VidSummit, the leading professional conference for social media creators. Mr. Eves is one of the world’s top YouTube and online video marketing experts. The content on Mr. Eves’ distribution channels have received over 24 billion video views on YouTube and over 9 billion views on Facebook. Mr. Eves is also the mentor of some of the biggest and most impactful YouTube and social media stars. He has been featured on Good Morning America, The Today Show, NBC, ABC, CBS, FOX, ESPN, FORBES, AdWeek, Christians Today, World Religion News, and several other media outlets. He was recently featured in an article published by Forbes as #4 on the list of “20 Must Watch YouTube Channels That Will Change Your Business.” Mr. Eves graduated from Southern Utah University with a bachelor’s degree in Communications and Public Relations and a minor in Spanish.
Dallas Jenkins
Dallas Jenkins is our Chief Creative Officer and a member of our Board of Directors. Since 2000, Mr. Jenkins has served as the president of Jenkins Entertainment and is primarily responsible for the oversight of the production of all films and videos produced by Jenkins Entertainment. Mr. Jenkins is also a film writer who has worked in Hollywood for nearly two decades, creating films for Warner Brothers, Lionsgate, Hallmark Channel, PureFlix and Universal. Mr. Jenkins has created several faith-based films, such as Midnight Clear, What If…, Though None Go With Me and The Resurrection of Gavin Stone. Mr. Jenkins is the son of celebrated Christian author Jerry B. Jenkins (the creator of The Left Behind Series and The Jesus Chronicles Series). Mr. Jenkins graduated from Northwestern College with a bachelor’s degree in Bible and Communications.
Cris Doornbos
Cris Doornbos is a member of our Board of Directors. Since February 2022, Mr. Doornbos has served as Chief Executive Officer and founder of Leadership Shaping LLC, a company focused on helping CEOs improve performance by transforming their organization’s culture, leadership, and governance. Mr. Doornbos is a 39-year veteran in the publishing, media, and educational spaces of music, books and curriculum. From September 2005 to August 2021, Mr. Doornbos was CEO of David C. Cook, a nonprofit Christian publisher based in Colorado Springs, Colorado, successfully re-imagining, re-investing and re-inventing the company’s three different business units of music, books, and curriculum on a global scale. From 1997 to 2005, Mr. Doornbos was Executive Vice President at Zondervan Publishing, an international Christian media and publishing company located in Grand Rapids, Michigan, where he developed global strategies for growth. He has also served as Board Chairman for Evangelical Christian Publishers Association (ECPA), President of the Church Music Publishers Association (CMPA), and as Board Chair for Fellowship of Christian Athletes (FCA) for the Southern Colorado region, as well as a member of the FCA State Board of Colorado. Mr. Doornbos previously served as a committee member of The Advisory Committee for the Economic Development in Colorado Springs. He holds a Bachelor of Arts in Organizational Leadership from Calvin University.
Matt Rearden
Matt Rearden is a member of Board of Directors. He is an experienced attorney and Chief Operations Executive. Mr. Rearden has served as the President and Chief Executive Officer of MAR Group, a multi-faceted organization providing consulting, coaching and advisement, as well as real estate and franchised home services in the central Florida market. Mr. Rearden has served as Chief Operating Officer for Maxwell Leadership, Inc, a global provider of leadership training and development, since October 2021. From January 2018 to October 2022, Mr. Rearden served as Chief Operating Officer for Four Star Homes, a real estate sales and brokerage company. From 2010 to 2018, Mr. Rearden held various positions with SeaWorld Parks and Entertainment, Inc., including Sr. Business Development Officer, VP of Business Affairs, and Assistant General Counsel. Between 2001 and 2010, Mr. Rearden held several positions with International Speedway Corporation, including Managing Associate General Counsel and Corporate Counsel. He holds a Juris Doctorate from Florida State University and a Bachelor of Science in finance from Oral Roberts University, where he also serves on the Board of Trustees.
Brooke Asiatico
Brooke Asiatico is a member of our Board of Directors. She is a practicing attorney with significant expertise in the not-for-profit, tax-exempt organizations sector. Ms. Asiatico currently serves as Managing Partner for Asiatico & Associates, PLLC, a firm she founded in 2006. Ms. Asiatico and her firm serve as General or Special Counsel to organizations of all sizes, including many of the largest non-profit, tax-exempt corporations in the United States, and their interests throughout the world. Formerly, she was a Partner at Brewer, Sr., Asiatico & Associates, LLP from 2004 – 2006. She holds a Juris Doctorate from the University of Texas School of Law (2003) and a Bachelor of Science in Government and Politics from The University of Texas at Dallas (2000).
David Bagheri
David Bagheri is a member of our Board of Directors. Mr. Bagheri is a social and business entrepreneur. He currently serves as Chief Executive Officer Anotherland Ventures LLC, a music services company providing artists and writers with label, publishing and marketing support. Since November 2019, Mr. Bagheri also serves as a non-executive Director of Lind Motor Group, a family owned and operated automotive retailer since 1992. Between 2020 – 2023, Mr Bagheri was CEO of Hillsong Music and Invorto LLC, the largest music export from Australia in the Christian Music Industry, with over 25 years of releasing albums resulting in 10 that have gone platinum and a Grammy Award in 2018. From September 2017 to June 2019, Mr. Bagheri was Chief Executive Officer and Co-founder of Precision Tech, Inc. a Workforce Management Platform was launched in 2018 as a one-system approach to back-office technology. From May 2013 to June 2019, Mr. Bagheri held several positions with Precision Global Consulting, including Managing Director and Director of International Business. From 2010 – 2013, Mr. Bagheri was the National Development Manager for Many Rivers Microfinance, a social enterprise in Australia providing microenterprise support to Indigenous and other Australians. From 2005 – 2010 Mr. Bagheri was a Centre Manager at Hillsong CityCare, a social welfare organization working in Sydney.
The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

Executive Officers, Directors and Director Nominees
The executive officers, directors and director nominees of the Company are as follows:
Name	Position	Age
Derral Eves	Chief Strategy Officer and Director	50
Dallas Jenkins	Chief Creative Officer and Director	49
JD Larsen	Chief Finance Officer	49
Bradley Pelo	President	61
Kyle Young	Executive Vice President of Distribution and International	45
David Stidham	Vice President of Business Affairs and General Counsel.	37
Cris Doornbos	Director	68
Matt Rearden	Director	48
Brooke Asiatico	Director	58
David Bagheri	Director	40
Biographical information regarding our current executive officers is set forth below.
JD Larsen
JD Larsen is our Chief Finance Officer. Mr. Larsen has a broad range of experience working with organizations from technology start-ups to fortune 500 companies both private and public, most recently, from November 2021 to November 2022, as VP of Finance and Operations for Driven Technologies, a start-up focused on cyber security and network modernization. Prior to that, Mr. Larsen spent 10 years, from January 2012 to November 2021, at Presidio Networked Solutions, a $4 billion dollar technology company, where he held various executive level positions throughout his tenure, most notably Division CFO for Presidio’s largest division. Prior to that, Mr. Larsen spent six years at Marriott Vacations Worldwide and assisted in the successful tax-free spin-off from Marriott International as independently traded company. Prior to that, Mr. Larsen worked for the Walt Disney Company as a key leader in Disney’s highly selective Management Audit Organization as well as other finance roles where he worked with numerous operating segments, including Studio Entertainment, to optimize financial operations both domestically and internationally. He started his career working for PricewaterhouseCoopers in Pittsburgh, PA as a Certified Public Accountant assisting clients through various public offerings and SEC reporting issues. He holds a bachelor’s of science degree in accounting from Grove City College.
Brad Pelo
Brad Pelo serves the President of the Company. Mr. Pelo is a seasoned business executive having served as co-founder, president or CEO of Ancestry.com, Folio (Microsoft), NextPage (Proofpoint), I.TV (DirecTV) and Radiant Studios. Prior to his appointment as President of the Company, Mr. Pelo served as an Executive Producer of The Chosen since June 2020. Previously, Mr. Pelo was Chief Distribution Officer at Angel Studios from October 2020 to September 2021. From May 2018 to February 2020, Mr. Pelo was President of Radiant Digital, a portfolio of web properties and apps that engage daily with faith and family-based audiences totaling over 147 million users. In the film and television world he was executive producer of The Legend of Johnny Lingo (MGM), Outlaw Trail and Forever Strong as well as an annual telecast for the Pentagon Channel, Stadium of Fire. He serves on charitable boards that support the arts and leadership development.
Kyle Young
Kyle Young is our Executive Vice President of Distribution and International. He leads distribution and international for the Company across platform partnerships, global expansion, and international audience connection. From August 2012 to July 2022, Mr. Young worked at a firm he founded and led called Tiny Horse, an award-winning entertainment production and marketing company that sold to Team Whistle in 2020, overseeing partnerships and network growth from Charlotte NC. Mr. Young previously led the launch and growth of Halogen TV, a millennial-focused cable network subsequently sold to Participant Media in

2012. Prior to this, Mr. Young led INSP’s development of their international cable network across 80 countries. Having worked with media companies across the U.S. and EMEA, Mr. Young has extensive experience in entertainment, marketing, and corporate finance.
David Stidham
David Stidham serves as a Senior Vice President and General Counsel of the Company. Prior to working for 5&2 Studios, Inc., he served at RightNow Media, which is a B2B faith-based streaming platform that serves churches, businesses, schools, and non-profit ministries around the world, from October 2017 to June 2023 as the General Counsel & Director of Licensing. During his time at RightNow Media, he negotiated and closed well over 1,000 licensing deals and served on the Executive Leadership Team. Prior to joining RightNow Media, Mr. Stidham spent from January 2016 to October 2017 serving as an Assistant District Attorney in Dallas, TX, which, at the time, was the 8th largest DA’s office in the country. He prosecuted and oversaw a wide range of cases in the misdemeanor and felony divisions. Mr. Stidham holds a BBA and MBA from Harding University, a JD from New England Law Boston, and graduate certificate in Negotiation Mastery from the Harvard Business School Online.

PROPOSAL NO. 2
RATIFY APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tanner LLC (“Tanner”) is the Company’s independent registered public accounting firm and has served the Company as its independent registered public accounting firm since 2017. The Finance and Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.
The Finance and Audit Committee annually reviews Tanner’s qualifications, performance, independence and fees in making its decision whether to engage Tanner. The focus of the process is to select and retain the most qualified firm to perform the annual audit.
Based on its annual review, the Finance and Audit Committee believes that the retention of Tanner as our independent auditor is in the best interests of the company and its stockholders. We are asking stockholders to ratify the appointment of Tanner for Fiscal Year 2025.
We expect that representatives for Tanner will be present at the Annual Stockholders Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF TANNER
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Audit and Non-Audit Fees
The following table presents fees billed for professional services rendered for Fiscal Year 2023 and Fiscal Year 2022.
Fiscal Year Ended December 31	2023	2022
Audit Fees(1)	$300,820	$92,252
Audit-Related Fees
Tax Fees
All Other Fees
Total	$300,820	$92,252

(1)
Audit Fees consist of fees for the audit of the Company’s financial statements included in the Company’s Form 10-K and reviews of financial statements included in the Company’s Form 10-Qs.

The Finance and Audit Committee pre-approves all audit and permitted non-audit services performed by our independent registered public accountants to ensure that the provision of such services does not impair the public accountants’ independence. independence. All fees paid to Tanner for our fiscal years ended December 31, 2023 and 2022 were pre-approved by our Finance and Audit Committee.
Report of the Finance and Audit Committee
The following Finance and Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C promulgated by the SEC, other than as provided in Item 407 of Regulation S-K promulgated by the SEC, or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the following Finance and Audit Committee Report be treated as “soliciting material” or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The Finance and Audit Committee of the Company’s Board of Directors reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 with management and Tanner, the Company’s independent registered public accounting firm.

Management has primary responsibility for the Company’s financial statements and the overall financial reporting process, including the Company’s system of internal controls. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America, and discusses with the Finance and Audit Committee its independence and any other matters that it is required to discuss with the Finance and Audit Committee or that it believes should be raised with it. The Finance and Audit Committee oversees these processes, although it must rely on information provided to it and on the representations made by management and the Company’s independent registered public accounting firm.
The Finance and Audit Committee met with Tanner, with and without management present, to discuss the results of Tanner’s examinations, Tanner’s evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Finance and Audit Committee also discussed with Tanner the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
The Finance and Audit Committee received the written disclosures and the letter from Tanner required by applicable requirements of the Public Company Accounting Oversight Board regarding Tanner’s communications with the Finance and Audit Committee concerning independence, and the Finance and Audit Committee discussed Tanner’s independence from the Company with Tanner. When considering Tanners independence, the Finance and Audit Committee considered whether Tanner’s provision of services to the Company was compatible with maintaining its independence. The Finance and Audit Committee also reviewed, among other things, the amount of fees paid to Tanner for audit and non-audit services.
Based on the Finance and Audit Committee’s review and these meetings, discussions and reports, the Finance and Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
THE FINANCE AND AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS
Dallas Jenkins
Cris Doornbos
Brooke Asiatico (Chair)
Derral Eves
Matt Rearden

OTHER INFORMATION
Submission of Proposals for the 2025 Annual Meeting of Stockholders
Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with its 2025 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 8291 Baucum Road, Midlothian, TX 76065, which proposals must be received at such address no later than July 11, 2025. In addition, any stockholder proposal submitted with respect to the Company’s 2025 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after September 24, 2025.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 14, 2025, or not later than the date that is 60 days prior to the one-year anniversary of the Annual Meeting if such meeting takes place on any day other than December 13, 2025.
Availability of Annual Report on Form 10-K
Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 may be obtained by contacting 5&2 Investor Relations, by email at annualmeeting@thechosen.tv, or by mail addressed to 5&2 Investor Relations at 8291 Baucum Road, Midlothian, TX 76065.
Transfer Agent
Stockholders of record should direct communications regarding change of address, transfer of share ownership, and other matters regarding their share ownership to Equiniti Trust Company, LLC, who may be contacted by telephone at 800-468-9716. Stockholders of record may also visit shareowneronline.com for more details regarding their share ownership.
Other Matters
The Board of Directors knows of no other business that will be presented at the Annual Stockholders Meeting. If any other business is properly brought before the Annual Stockholders Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.
It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.
BY ORDER OF THE BOARD OF DIRECTORS
David Stidham
Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF 5&2 STUDIOS, INC. December 13, 2024 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders and Proxy Statement and the Fiscal Year 2023 Annual Report are available at https://gifts.thechosen.tv/pages/investor-overview Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00003333333000000000 0 121324 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. 1. Election of Directors: Derral Eves Dallas Jenkins Brooke Asiatico Cris Doornbos Matt Rearden David Bagheri 2. Ratify the Appointment of the Independent Registered Public Accounting Firm. FOR AGAINST ABSTAIN

0 14475 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 5&2 STUDIOS, INC. 8291 BAUCUM ROAD MIDLOTHIAN, TX 76065 (833) 924-6736 PROXY FOR VIRTUAL ANNUAL MEETING OF STOCKHOLDERS To Be Held December 13, 2024 The undersigned appoints David Stidham as the proxy of the undersigned with full power of substitution to attend and vote at the Virtual Annual Meeting of Stockholders (the “Annual Stockholders Meeting”) of 5&2 Studios, Inc. to be held at https://events.zoom.us/ej/An3SKUDfKVNZOOQCAsnrpfeLhtf8ez94_3JKwe- MZMJM3 1AvuTR-~A0GpYAGu 3f_SWa 9n -RE0FXVEEv_ L fb f jN-GOso 1 uW0Mg t0w8 u 7 - lNa Ie e fWZA on December 13, 2024 at 1:00 p.m., Eastern Standard Time, and any adjournment or postponement of the Annual Stockholders Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Stockholders Meeting, except as otherwise indicated on the reverse side of this card. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE LISTED NOMINEES FOR THE BOARD OF DIRECTORS AND RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. (Continued and to be signed on the reverse side) 1.1

1. Election of Directors: Derral Eves Dallas Jenkins Brooke Asiatico Cris Doornbos Matt Rearden David Bagheri 2. Ratify the Appointment of the Independent Registered Public Accounting Firm. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote via phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online and virtually at the meeting until 1:30pm EST. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00003333333000000000 0 121324 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders and Proxy Statement and the Fiscal Year 2023 Annual Report are available at https://gifts.thechosen.tv/pages/investor-overview ANNUAL MEETING OF STOCKHOLDERS OF 5&2 STUDIOS, INC. DECEMBER 13, 2024 FOR AGAINST ABSTAIN